SAMCO FUNDS, INC.
                         SUPPLEMENT DATED MAY 15, 2000
                     TO THE PROSPECTUS DATED MARCH 1, 2000

The Prospectus is supplemented by adding the following to the Section entitled "Purchase of Shares."

In-Kind Purchases
-----------------

     You may buy shares of each Portfolio "in-kind" through a transfer of securities to the Portfolio as payment for the shares, if the purchase is approved in advance by the Investment Adviser. Securities used to purchase Portfolio shares must be determined by the Investment Adviser to be appropriate investments for that Portfolio, to be consistent with that Portfolio's investment objective and policies, and to have readily available market quotations. The securities will be valued in accordance with the Fund's policy for calculating net asset value, determined as of the close of business the day on which the securities are received by the Fund. The minimum investment amount for in-kind purchases of Portfolio shares is $1,000,000, or such other amount as may be appropriate in light of applicable regulations. The minimum investment may be waived at any time at the discretion of the Investment Adviser. Whether a Portfolio will accept particular securities as payment will be decided in the sole discretion of the Investment Adviser. If you are considering buying shares in this manner, please call 201-391-0300.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.